UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 6, 2013

W. P. CAREY INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-13779	45-4549771
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Rockefeller Plaza, New York, NY	10020
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 492-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On August 6, 2013, W. P. Carey Inc. (“W. P. Carey”) made available certain supplemental unaudited financial information at June 30, 2013, including its earnings release for the quarter ended June 30, 2013, which had been previously released. A copy of this supplemental information is attached as Exhibit 99.1.

The information furnished pursuant to this “Item 7.01 Regulation FD Disclosure,” including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liability of that section, and shall not be incorporated by reference into our filing under the Securities Act of 1933, as amended (the “Act”) or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 Supplemental information of the registrant at June 30, 2013.

Cautionary Statement Concerning Forward-Looking Statements:

Certain of the matters discussed in this communication constitute forward-looking statements within the meaning of Act and the Exchange Act, both as amended by the Private Securities Litigation Reform Act of 1995.  The forward-looking statements include, among other things, statements regarding the intent, belief or expectations of W. P. Carey and can be identified by the use of words such as “may,” “will,” “should,” “would,” “assume,” “outlook,” “seek,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “forecast” and other comparable terms.  These forward-looking statements include, but are not limited to, statements regarding the benefits of the proposed merger of Corporate Property Associates 16 – Global Incorporated (“CPA®:16 – Global”) with and into a wholly owned subsidiary of W. P. Carey (the “Merger”), annualized dividends, funds from operations coverage, integration plans and expected synergies, anticipated future financial and operating performance and results, including estimates of growth, and the expected timing of completion of the proposed Merger.  These statements are based on the current expectations of the management of W. P. Carey.  It is important to note that the actual results of W. P. Carey or of the combined company following the consummation of the proposed Merger could be materially different from those projected in such forward-looking statements.  There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements.  Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of the combined company.  Discussions of some of these other important factors and assumptions are contained in W. P. Carey’s filings with the Securities and Exchange Commission (the “SEC”) and are available at the SEC’s website at http://www.sec.gov, including Item 1A.  Risk Factors in W. P. Carey’s Annual Report on Form 10-K for the year ended December 31, 2012 as filed with the SEC on February 26, 2013.  These risks, as well as other risks associated with the proposed Merger will be more fully discussed in the Joint Proxy Statement/Prospectus that will be included in the Registration Statement on Form S-4 that W. P. Carey and CPA®:16 – Global will file with the SEC in connection with the proposed Merger.  In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this communication may not occur.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication, unless noted otherwise.  Except as required under the federal securities laws and the rules and regulations of the SEC, W. P. Carey does not undertake any obligation to release publicly any revisions to the forward-looking statements to reflect events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events.

Additional Information and Where to Find it:

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offering of securities shall be made except by means of a prospectus meeting the requirements of the federal securities laws.  W. P. Carey intends to file a Registration Statement on Form S-4 and mail the Joint Proxy Statement/Prospectus and other relevant documents to its security holders in connection with the proposed Merger.  WE URGE INVESTORS TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED BY W. P. CAREY AND CPA®:16 – GLOBAL IN CONNECTION WITH THE PROPOSED MERGER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT W. P. CAREY, CPA®:16 – GLOBAL AND THE PROPOSED MERGER.  INVESTORS ARE URGED TO READ THESE DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY.  Investors will be able to obtain these materials and other documents filed with the SEC free of charge at the SEC’s website (http://www.sec.gov).  In addition, these materials will also be available free of charge by accessing W. P. Carey’s website (http://www.wpcarey.com) or by accessing CPA®:16 – Global’s website (http://www.cpa16.com).  Investors may also read and copy any reports, statements and other information filed by W. P. Carey or CPA®:16 – Global with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D C. 20549.  Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Proxy Solicitation:

Information regarding W. P. Carey’s directors and executive officers is available in its proxy statement filed with the SEC by W. P. Carey on April 30, 2013 in connection with its 2013 annual meeting of stockholders, and information regarding CPA®:16 – Global’s directors and executive officers is available in its proxy statement filed with the SEC by CPA®:16 – Global on April 26, 2013 in connection with its 2013 annual meeting of stockholders.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Joint Proxy Statement/Prospectus and other relevant materials filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

W. P. Carey Inc.

Date:	August 6, 2013	By:	/s/ Catherine D. Rice
Catherine D. Rice
Chief Financial Officer